EXHIBIT 32.1

              THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER'S QUARTERLY REPORT ON FORM 10-Q AND IS NOT FILED, AS PROVIDED IN ITEM 601(b)(32)(ii) OF REGULATION SK PROMULGATED BY THE SECURITIES AND
                              EXCHANGE COMMISSION.

           CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED
                                   PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Choice One Communications Inc. (the "Company") on Form 10-Q (the "Report") for the three months ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, we, Steve M. Dubnik, Chief Executive Officer, and Ajay Sabherwal, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        /s/ Steve M. Dubnik
      --------------------------
      Steve M. Dubnik
      Chief Executive Officer
      August 13, 2004

        /s/ Ajay Sabherwal
      --------------------------
      Ajay Sabherwal
      Chief Financial Officer
      August 13, 2004

A signed original of this written statement required by Section 906 has been provided to Choice One Communications Inc. and will be retained by them and furnished to the Securities and Exchange Commission or its staff upon request.